Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 5 TO
AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT
BY AND BETWEEN
ASCENSION HEALTH AND R1 RCM INC.
    This Amendment No. 5 to the Master Professional Services Agreement (this “Amendment”) by and between Ascension Health (d/b/a Ascension Healthcare) (“Ascension Health”) and R1 RCM Inc. (formerly known as Accretive Health, Inc.) (“Supplier”) is entered into and effective as of May 1, 2021 (the “Amendment Effective Date”). Ascension Health and Supplier are sometimes referred to in herein as a “Party” or collectively as the “Parties”. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the MPSA (as defined below).
    WHEREAS, the Parties entered into that certain Amended and Restated Master Professional Services Agreement, dated February 16, 2016, as amended, restated, supplemented or otherwise modified (the “MPSA”), which sets out a framework pursuant to which Supplier and Ascension Health and other Eligible Recipients may enter into Supplements for the provision of Services by Supplier;
    WHEREAS, the Parties entered into that certain Supplement 26 to the MPSA, dated June 24, 2018 (the “AMG Supplement”), pursuant to which R1 provides EMG Services to certain Eligible Medical Groups;
    WHEREAS, Supplier, Ascension Health, AMITA Health (“AMITA”) and Adventist Health System Sunbelt Healthcare Corporation (“Adventist”) entered into that certain Master Professional Services Agreement, dated November 1, 2018 (the “AMITA MPSA”), pursuant to which Supplier provides, among other things, Dependent Acute Services and Dependent Provider Services to Acute ERU Groups and Acute Provider Groups, respectively (as such capitalized terms are defined in the AMITA MPSA); and
    WHEREAS, the Parties desire to amend and extend the MPSA and the AMG Supplement, provide for new terms for determining the Base Fees and Incentive Fees for Dependent Services and EMG Services and make certain other changes as set forth in this Amendment.
    NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.Term
1.01Section 3.1 (Term of Agreement) of the MPSA is hereby deleted in its entirety and replaced with the following:
“Unless otherwise terminated as set forth in Article 20, this MPSA shall remain in effect from the Effective Date and shall continue until April 30, 2031 (the “Term”). Ascension Health and Supplier shall commence negotiations in good faith on or around April 30, 2029 for a possible extension of the Term for an additional five (5) year period.”
1.02Section 3 (Supplement Term) of the AMG Supplement is hereby deleted in its entirety and replaced with the following:

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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“The Supplement Term shall commence as of 12:00:01 a.m., Central Time on the Supplement Effective Date and shall continue until April 30, 2031. For the avoidance of doubt, the Parties acknowledge that (a) the expiration date of the MPSA is unchanged by virtue of this Supplement and (b) the termination rights in Section 20 of the MPSA apply to this Supplement. Ascension Health and Supplier shall commence negotiations in good faith on or around April 30, 2029 for a possible extension of the Supplement Term for an additional five (5) year period.”
2.Base Fee for Dependent Services
2.01The first sentence of Section 4.1 of Exhibit 4-A (Base Fee for Dependent Services) to the MPSA are hereby deleted in its entirety and replaced with the following:
“For each Additional Book Eligible Recipient or New ABM that receives Dependent Services from Supplier, the Base Fee attributable to such Additional Book Eligible Recipient or New ABM will be reduced by [*****]% on the fifth anniversary of the applicable Commencement Date for such Additional Book Eligible Recipient or New ABM; provided that for each such Additional Book Eligible Recipient or New ABM that receives Dependent Services from Supplier as of May 1, 2021, any such reduction (if applicable) will apply only until December 31, 2021.”
2.02The first sentence of Section 4.2 of Exhibit 4-A (Base Fee for Dependent Services) to the MPSA are hereby deleted in its entirety and replaced with the following:
“The Base Fee for each Current Book Eligible Recipient shall be reduced by [*****]% as of April 1, 2021 until December 31, 2021.”
2.03A new Section 4.4 of Exhibit 4-A (Base Fee for Dependent Services) to the MPSA is hereby added as follows:
“Starting on [*****], with respect to each period set forth in Table 4.4 below, for each Additional Book Eligible Recipient, New ABM or Current Book Eligible Recipient that receives Dependent Services from Supplier, the Base Fee, and, if applicable, the NRIT Base Fee and HIM Base Fee payable with respect to such Additional Book Eligible Recipient, New ABM or Current Book Eligible Recipient will be [*****] percentage set forth in Table 4.4. For clarity, [*****] will not apply to (a) any New ABM that does not receive Dependent Services from Supplier as of May 1, 2021 and (b) any Add-On Hospital that is not associated with any of the Additional Book Eligible Recipients set forth in Table 4.4 (i.e., such Add-On Hospital is not covered under a Supplement with Austin, Waco, Tulsa, Wichita, Indianapolis or Pensacola).”

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Table 4.4: [*****]

[*****]
[*****]	Current Book Eligible Recipients	Austin, Waco, Tulsa, Wichita (and any associated Add-On Hospitals)	Indianapolis, Pensacola (and any associated Add-On Hospitals)	Saint Agnes Healthcare, Inc. (Baltimore)	Ascension Wisconsin
[*****]	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
[*****]	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
[*****]	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
[*****]	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
[*****]	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
[*****]	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
[*****]	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
[*****]	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
[*****]	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
[*****] − Remainder of the Term	[*****]%	[*****]%	[*****]%	[*****]%	[*****]%
2.04Prior to [*****], the Parties shall negotiate and enter into an amendment to the MPSA, to be effective as of [*****], to modify the methodology by which the Base Fees are calculated to reflect the following:
(a)For all Current Book Eligible Recipients, Additional Book Eligible Recipients (other than Saint Agnes Healthcare, Inc.) and New ABMs (including Add-On Hospitals), (i) the annual blended Base Fee process adopted under Amendment No. 3 to the MPSA, dated July 5, 2018, (ii) calculation of the Current Book Cost to Collect Factor and Additional Book Cost to Collect Factor that were based on historical costs, (iii) NRIT Base Fee and HIM Base Fee under Supplement A-01 to the MPSA, dated July 18, 2016, will be replaced with a single “Blended Acute Care Cost to Collect Factor”.
(b)The Cost to Collect Factor for Saint Agnes Healthcare, Inc. will remain as defined in Supplement 27 to the MPSA, dated September 1, 2018, subject to the Base Fee [*****] under Section 4.4 of Exhibit 4-A (Base Fee for Dependent Services) to the MPSA.
(c)For clarity, the Blended Acute Care Cost to Collect Factor may be adjusted by the Parties from time to time following [*****] to account for changes to the scope of Services, acquisitions and divestments of Current Book Eligible Recipients, Additional Book Eligible Recipients and New ABMs and any applicable Base Fee [*****]; provided that, with respect to adjustments to the Blended Acute Cost to Collect Factor arising out of the provision of Dependent Services to Add-On Hospitals, the Parties agree to adjust the Blended Acute Care Cost to Collect Factor by an amount attributable to the AB Floor with respect to each such Add-On Hospital.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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2.05The Parties hereby agree to remove Our Lady of Lourdes Memorial Hospital (Binghamton, NY) from the list of Additional Book Eligible Recipients and agree that if Ascension Health desires for Supplier to provide Dependent Services to such Ascension Health Affiliate, then such Ascension Health Affiliate will be treated as a New ABM. For the avoidance of doubt, the Parties agree that the foregoing does not in any manner affect the performance of any other Services (e.g., EMG Services) currently being provided for the benefit of Our Lady of Lourdes Memorial Hospital.
3.Base Fee for EMG Services
3.01Section 3 ([*****]) of Exhibit 2 (EMG Base Fees) to the AMG Supplement are hereby deleted in its entirety and replaced with the following:
“[*****]”
Table 3: [*****]

[*****]	[*****]
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****]	[*****]%
[*****] − End of the Term	[*****]%
3.02Prior to [*****], the Parties shall negotiate and enter into an amendment to the AMG Supplement, to be effective as of [*****] the then-current NRSC Cost to Collect Factor, EMG Market Cost to Collect Factor and [*****] Cost to Collect Factor, as applicable, to account for the [*****] set forth in Section 3 ([*****]) of Exhibit 2 (EMG Base Fees) to the AMG Supplement.
4.Incentive Fees for Dependent Services
4.01The Parties shall negotiate and enter into an amendment to the MPSA to be effective as of [*****] pursuant to which the Parties will delete the current Operating Metrics for Dependent Services in their entirety and replace them with new Operating Metrics, consistent with Addendum 1 to this Amendment. In connection with such negotiations, the Parties shall work in good faith to determine (a) the detailed definitions and (b) the Performance Target calculations for each of the new Operating Metrics set forth in Addendum 1 to this Amendment. For purposes of calculating the applicable Weighted Score, each new Operating Metric shall be assigned the relative weight set forth opposite such Operating Metric in Addendum 1 to this Amendment.
4.02The first two sentences of Section 3.4 of Exhibit 4-B (Incentive Fees for Dependent Services) to the MPSA are hereby deleted in their entirety and replaced with the following:
“The Parties will work in good faith during the twelve (12) months prior to the following effective dates to discuss any applicable revisions to the following aspects of the Incentive Fees:
(a)effective as of [*****]: [*****];
(b)effective as of [*****]: [*****];

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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(c)effective as of [*****]: [*****]; and
(d)effective as of [*****]: [*****].”
4.03Prior to [*****], the Parties will agree on a method intended to ensure that the impact of the implementation of the new Operating Metrics set forth in Section 4.01 above (but, for clarity, not the [*****] revisions to the Incentive Fees contemplated by Section 4.02 of this Amendment) will cause, in all material respects, an economically neutral outcome (i.e., the expected Incentive Fee payment will be materially equivalent to the expected Incentive Fee payment under the Operating Metrics prior to such implementation, assuming no performance changes).
4.04Step 2 of Section 9.1(d) of Exhibit 4-B (Incentive Fees for Dependent Services) to the MPSA is hereby deleted in its entirety and replaced with the following:
“Step 2: Eligible Recipient and Supplier will have [*****] calendar days from the delivery of an Operating Metric Scorecard to review such Operating Metric Scorecards for the Eligible Recipient’s Facilities, perform audits of RCA data as appropriate, and work to reach agreement on the Operating Metrics Scorecards for the Measurement Period. In the event that a potential error is identified in the Operating Metrics Scorecard, which error may, as determined by either Party, have a material impact on the measurement of the scorecard performance for the period, the Parties will work to identify the range of impact of the potential error and shall establish a mutually agreed upon plan to review and resolve such potential error, which error will be resolved effective retroactively as of the date that the error impacted the applicable measurement. Absent exceptional circumstances, the Parties will work to resolve all such issues within [*****] days.”
5.Incentive Fees for EMG Services
5.01Section 8 of Exhibit 3 (EMG Incentive Fees) to the AMG Supplement is hereby amended by adding the following:
“The Parties will work in good faith during the twelve (12) months prior to the following effective dates to discuss any applicable revisions to the following aspects of the EMG Incentive Fees:
(a)effective as of [*****]: [*****]; and
(b)effective as of [*****]: the cash collection targets.”
6.Service Levels for Dependent Services
6.01Without limiting the remainder of this Section 6, effective as of [*****], Exhibit 3 (Service Levels) to the MPSA is hereby amended in its entirety and restated with Addendum 2 attached hereto.
6.02Prior to [*****], the Parties will mutually agree on the definition and Target Level for each of Service Levels 3, 4 and 9 set forth in Addendum 2 to this Amendment, which will become effective upon the start of the first day of the calendar quarter immediately following the Parties’ agreement to the applicable Target Levels. Prior to [*****], the Parties will mutually agree on the new definition and Target Level for Service Level 5 set forth in Addendum 2 to this Amendment, effective as of [*****]. Prior to [*****], the Parties will mutually agree on the definition and Target Level for each of the Service Levels 11 and 12 set forth in Addendum 2 to this Amendment, which will become effective upon the start of the first day of the calendar quarter immediately following the Parties’ agreement to the applicable Target Levels.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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6.03Notwithstanding anything to the contrary in this Section 6, the existing definitions and Target Levels for Service Levels 1, 3, 5, 7, 9 and 11 in effect prior to [*****] will continue to apply until the Parties mutually agree on the new definitions and Target Levels for such Service Levels and such new definitions and Target Levels becomes effective in accordance with this Amendment.
6.04The Parties agree to [*****] of engaging [*****] full-time on-shore Supplier Personnel, which engagement is intended to improve the “Mean Speed to Answer” and “Abandonment Rate” components of the Service Levels for Dependent Services (Service Level 1) and EMG Services (Service Level 10); provided that as the applicable Services are increasingly off-shored over time, Supplier will [*****] (with the specifics to be mutually agreed by the Parties). Supplier shall invoice Ascension Health for Ascension Health’s share of such costs in a manner to be mutually agreed by the Parties.
7.Service Levels for EMG Services
7.01Without limiting the remainder of this Section 7, effective as of [*****], Exhibit 4 (Service Level Targets and Metrics) to the AMG Supplement is hereby amended in its entirety and restated with Addendum 3 attached hereto.
7.02Notwithstanding Section 7.01 above, Sections 3.3, 3.5 and 3.6 of Exhibit 4 (Service Level Targets and Metrics) to the AMG Supplement are hereby deleted in their entirety and replaced with Sections 3.3, 3.5 and 3.6 of Exhibit 4 (Service Level Targets and Metrics) to the AMG Supplement with retroactive effect, as set forth in Addendum 3 of this Amendment.
7.03Prior to [*****], the Parties will mutually agree on the definition and Target Level for each of Service Levels 3, 4, 5 and 9 set forth in Addendum 3 to this Amendment, which will become effective upon the start of the first day of the calendar quarter immediately following the Parties’ agreement to the applicable Target Levels. Prior to [*****], the Parties will mutually agree on the definition and Target Level for each of the Service Levels 11 and 12 set forth in Addendum 3 to this Amendment, which will become effective upon the start of the first day of the calendar quarter immediately following the Parties’ agreement to the applicable Target Levels.
7.04Notwithstanding anything to the contrary in this Section 7, the existing definition and Target Level for Service Levels 5 in effect prior to [*****] will continue to apply until the new definition and Target Level for Service Level 5 becomes effective in accordance with this Amendment.
8.Scope of Services
8.01Exhibit 2-A (Dependent Services) of the MPSA and Exhibit 1 (EMG Services) of the AMG Supplement are hereby amended by appending Addendum 4 of this Amendment as Annex 1 thereto.
8.02Prior to [*****], the Parties will evaluate in good faith whether to transition to Supplier the provision of Services (and costs) relating to revenue cycle credit card processing services and merchant fees. For the avoidance of doubt, the Parties acknowledge and agree that such transition would result in changes to the applicable Cost to Collect Factors.
8.03A new Section 4.1(e) (Supplier Automation) of the MPSA is hereby added as follows:

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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“From time to time during the Term, the Parties shall perform assessments to identify processes that are then-currently used by Supplier or an Eligible Recipient in connection with the provision of Services that are potential candidates to be automated or not otherwise performed manually by Supplier Personnel. Supplier will have the right to perform Services through any automated or other non-manual processes; provided that (i) [*****], Supplier shall provide a report of all processes that are, at such time, being executed by or on behalf of Supplier through automation or otherwise non-manually, which report will (x) specify the Services that Supplier is performing through such processes and (y) include only those incrementally new automated or non-manual processes that have been implemented since the last report (if any); and (ii) Supplier shall not [*****] (A) [*****] or (B) [*****]. Subject to the foregoing sentence, [*****], Supplier may configure, test, place into production, host, maintain and support such automated or non-manual Services. For clarity, all of the terms of this Agreement will apply to any automated or non-manual Services (e.g., security controls). With respect to any Services that are performed through any automated or other non-manual processes in accordance with this Section 4.1(e), the Parties acknowledge and agree that to the extent that any terms of this Agreement require that an individual person perform Services or that a person performing Services satisfy any qualifications, requirements or other conditions that can, by their nature, only be satisfied by an individual person, such terms will be disregarded and have no effect for purposes hereof.”
8.04The following sentence is hereby added to the end of the first paragraph of Section 9.11(a) (Use of Subcontractors) of the MPSA:
“Notwithstanding anything to the contrary herein, Supplier may use any computer-assisted coding vendor approved by Ascension Health (such approval not to be unreasonably withheld, conditioned or delayed) to perform Services, subject to the terms of this Agreement.”
9.Governance
9.01A new Section 6 of Exhibit 6 (Governance) to the MPSA is hereby added as follows:
“[*****]
The Parties shall each designate no less than [*****] to serve on [*****]. [*****] will be responsible for reviewing [*****]. Such responsibilities will include: [*****]. [*****] will meet on at least [*****].”
10.Approved Services Facilities
10.01The first paragraph of Section 6.1 (Service Facilities) of the MPSA is hereby deleted in its entirety and replaced with the following:

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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“Supplier and its Affiliates will supply or provide the Services only at or from the following locations (collectively, the “Approved Service Facilities”): (i) the Ascension Health Facilities identified in the applicable Supplement, but only for the Services or categories of Services contemplated to be provided in such Supplement; (ii) the Supplier Facilities, as identified in Exhibit 7, but only for the Services or categories of Services set forth in Exhibit 7; or (iii) subject to Ascension Health’s prior approval, a facility located in the United States, [*****] and any other Ascension Health-approved country (each such country, an “Approved Service Country”), but only for the approved Services or categories of Services that are covered by (or, if approved by Ascension Health, will be covered by) the SOC 2 Type II report submitted by Supplier to Ascension Health in connection with the request for approval regarding such facility (as described in (i), (ii) and (iii), such Services or categories of Services for any particular Approved Service Facility, the “Approved Service Types”). Supplier’s Subcontractors will supply or provide the Services only at or from service locations (A) set forth in Exhibit 7 (for clarity, including as Exhibit 7 is deemed amended to account for Ascension Health’s approvals given in accordance with this Section 6.1), (B) that are Ascension Health Facilities or (C) that are otherwise permitted by applicable Laws (x) within the United States and India, from which Supplier or the applicable Subcontractor provided services under the Prior MPSA, but only with respect to Approved Service Types for such service locations; or (y) subject to Ascension Health’s prior approval, a facility in an Approved Service Country, but only for Approved Service Types that are covered by (or, if approved by Ascension Health, will be covered by) the SOC 2 Type II report submitted by Supplier to Ascension Health in connection with the request for approval regarding such facility. Upon Ascension Health’s approval of the provision of Approved Service Types from any Approved Service Facility, Exhibit 7 or the relevant Supplement, as applicable, shall be deemed to be amended to add such Approved Service Facility and the Approved Service Types.”
10.02A new Section 6.1(d) of the MPSA is hereby added as follows:
“Following May 1, 2021, the Parties shall work together to identify potential Approved Service Countries and backup vendors or other resources Supplier may use to support Supplier’s call center operations in the event of a disaster or other circumstances that may reasonably affect Supplier’s business continuity, in accordance with Section 6.1 (Service Facilities) of the MPSA. Ascension Health shall not unreasonably withhold, condition or delay its approval regarding any potential Approved Service Country and, in determining whether to grant such approval, shall take into consideration any unreasonable or undue burden on Supplier’s operations or the provision of Services. [*****] following Ascension Health’s approval of an Approved Service Country, [*****]. [*****]. Notwithstanding anything to the contrary herein, Supplier or its Subcontractors may use backup vendors or other resources approved in advance by Ascension Health (which approval shall not be unreasonably withheld, conditioned or delayed and shall take into consideration any unreasonable or undue burden on Supplier’s operations or the provision of Services) to support Supplier’s call center operations in the event of a disaster or other circumstances that may reasonably affect Supplier’s business continuity.”
11.Compliance
11.01Section 9.10(h)(i) (Controls Audit) of the MPSA is hereby deleted in its entirety and replaced with the following:

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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“In addition to its other obligations under this Section 9.10, [*****] from the Effective Date through the remainder of the Term, Supplier shall cause a multi-client SOC 2 Type II U.S. Statement on Standards for Attestation Engagements (“SSAE”) 18 or an equivalent audit under such successor standard as may then be in effect (a “Controls Audit”) to be conducted by an independent public accounting firm registered with the Public Company Accounting Oversight Board. Each audit shall cover successive [*****] periods of time with a favorable assessment of Supplier’s internal controls for Supplier Shared Service Centers and data centers at or from which the Services and/or services similar to the Services are provided. Supplier shall have Control Audits performed [*****] throughout the Term of this Agreement based on SSAE 18 and, no later than [*****], shall deliver to Ascension Health SOC 2 Type II report(s) for such Supplier Shared Service Centers and data centers covering [*****]. In the event that any Deviation is noted in any SOC 2 Type II report, Supplier shall notify Ascension Health and the Parties, through the JRB, shall convene in order to discuss each Deviation and agree upon a plan for Supplier to remediate the Deviation. Supplier shall make all reasonable efforts as soon as practicable to remediate any control deficiency identified in the SOC 2 Type II report and provide ongoing updates thereto necessary to address any control deficiency identified in each report. [*****]. Any control deficiency which results in Supplier’s failure to satisfy common criteria of the American Institute of Certified Public Accountants’ Trust Services Criteria, as noted in the SOC 2 Type II report, will be a “Deviation” and will be addressed in the report with management’s corrective action. Subject to Exhibit 18, Supplier shall resolve each Deviation as soon as practicable, [*****]. Supplier shall provide Ascension Health with up-to-date problem management data and other data reasonably requested by Ascension Health regarding the status of remediation efforts and/or user inquiries pertaining to any control deficiency. Supplier shall implement any and all controls it deems necessary to ensure that all common criteria of the American Institute of Certified Public Accountants’ Trust Services Criteria are sufficiently satisfied. If Supplier becomes certified in other programs intended to evaluate security, Supplier shall also provide information regarding certification to the applicable Eligible Recipient. At Ascension Health’s request at any time, Supplier shall confirm in writing that there have been no changes in the relevant policies, procedures and internal controls since the completion of such audit. The Controls Audit shall be conducted and the report provided at no additional charge to Ascension Health and any applicable Eligible Recipient. Supplier shall respond to such report in accordance with Section 9.10(g).”
11.02Section 9.10(i) (Controls Audit Obligations for Subcontractors) of the MPSA is hereby deleted in its entirety and replaced with the following:

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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“Unless otherwise approved by Ascension Health, any Supplier subcontract between Supplier and a Data Subcontractor will require the applicable Subcontractor to provide an annual SSAE 18 SOC 2 Type II report to Ascension Health or the applicable Eligible Recipient that meets the following requirements: (i) each audit shall be conducted by a U.S.-based, nationally recognized third party auditing firm; (ii) each audit shall cover successive [*****] periods of time with a favorable assessment of the Subcontractor’s internal controls for Supplier’s facilities and data centers at or from which the Services are provided; and (iii) each audit report must be provided as soon as such report is reasonably available upon completion of each test (and Supplier shall cause the Subcontractor to provide any updates thereto necessary to address any deficiencies identified in each audit) (the “SOC 2 Audit Obligation”). The SOC 2 Audit Obligation must be satisfied before the Data Subcontractor first commences the provision of Services, unless Ascension Health has agreed in writing with respect to such Data Subcontractor that it may complete its first SSAE 18 SOC 2 Type II audit within a certain period of time following its appointment, which period will be determined by Ascension Health in its reasonable discretion based on the parameters of the Subcontractor and the Services that it is engaged to provide; provided, however, that, with respect to any Data Subcontractors that are not Data Subcontractors as of [*****], Supplier’s obligation to include the SOC 2 Audit Obligation in the applicable subcontract shall not commence until, for subcontracts that have been assigned to Supplier, the date that is [*****] after the date that such subcontract is assigned to Supplier. Supplier shall use commercially reasonable efforts to contractually obligate such Data Subcontractor to comply with the SOC 2 Audit Obligation; provided that Supplier shall not be obligated to make any payments with respect to such efforts, but if (y) a payment is required to impose such contractual obligation on such Subcontractor (including Subcontractors who have been approved as Subcontractors to other Subcontractors), and (z) Ascension Health requests or requires that Supplier make such payment, then Ascension Health may, at its option, direct Supplier to make such payment contingent upon Ascension Health reimbursing to Supplier half of the amount of such payment.”
11.03Section 9.14(e) (Disaster Recovery Services) of the MPSA is hereby deleted in its entirety and replaced with the following:
“Supplier shall establish, document and demonstrate [*****] Supplier disaster recovery/business continuity plan that includes, at a minimum, provisions for backup facilities, utilities, staffing, telecommunications and off-shore locations related to the Services. Such plan will be operative from the Commencement Date and will at all times be aligned with Ascension Health’s then-current disaster recovery/business continuity plan provided to Supplier. Ascension Health shall notify Supplier of any changes to its disaster recovery/business continuity plan that relate to or could impact the Services and Supplier shall have [*****] to update Supplier’s disaster recovery/business continuity plan accordingly. Supplier will use commercially reasonable efforts to address and resolve any issues or changes flagged for attention by Ascension Health as soon as practicable but no longer than: (i) [*****] after notification by Ascension Health for critical issues and changes impacting recoverability of the Services; and (ii) [*****] after notification by Ascension Health for non-critical issues or changes. Supplier shall test such plan [*****], including as may be required in Exhibit 8. For Supplier-managed systems, Supplier shall provide the high-level strategy, test results, and recovery time and recovery point objectives for service continuation. [*****]. [*****].

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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With respect to third-party systems or services that support Supplier’s provision of Services hereunder, [*****], Supplier shall report to Ascension Health the high-level strategy, test results, and contractual recovery time objectives and recovery point objectives. Supplier shall work with Ascension Health to develop and document the processes and procedures for notifying Ascension Health points-of-contact (e.g., both business and technology personnel) when an issue arises that will impact the provision of Services and that Ascension Health should follow in the event that Ascension Health has an issue that may affect the provision of Supplier’s Services or otherwise requires Supplier’s attention. Likewise, Ascension Health will document the processes and procedures for notifying Supplier points-of-contact (e.g., both business and technology personnel) when an issue arises that will impact the Services.
Upon the occurrence of a Force Majeure Event that constitutes a disaster under the applicable disaster recovery/business continuity plan, Supplier shall promptly implement, as appropriate, such disaster recovery/business continuity plan and provide disaster recovery and business continuity services as described in such plan. Supplier shall provide the disaster recovery and business continuity services, including in circumstances where an event, issue or change impacts the plan to restore the impacted Services, such that Supplier meets the recovery period obligations set forth in such plan, based on the time of the start of impact. The occurrence of a Force Majeure Event shall not relieve Supplier of its obligation to implement the applicable disaster recovery/business continuity plan and provide disaster recovery and business continuity services.
Upon the occurrence of a Force Majeure Event experienced by Ascension Health that (x) constitutes a disaster under Ascension Health’s applicable disaster recovery/business continuity plan and (y) impacts Supplier’s ability to deliver the Services, Ascension Health shall promptly advise Supplier, as appropriate, of all relevant disaster recovery/business continuity actions taken by Ascension Health so that Supplier can implement its necessary plans to ensure continuity of Services.”
11.04Section 13.2(e) (Cardholder Data) of the MPSA is hereby deleted in its entirety and replaced with the following:

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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“(i)    To the extent applicable to the Services provided by or on behalf of Supplier under a Supplement, Supplier shall, and shall cause any applicable Supplier Vendor to, (i) maintain complete and accurate records of and supporting documentation demonstrating compliance with the then-current Payment Card Industry Data Security Standard (“PCI DSS”) and (ii) provide such documentation to Ascension Health as required by Visa, MasterCard, American Express and/or Discover (collectively, the “Issuers”), in each case, with respect to any payment card data stored, processed or transmitted by, or on behalf of, Supplier. Supplier shall provide evidence of its compliance with PCI DSS to Ascension Health in accordance with the [*****]. Prior to engaging any Supplier Vendor regarding the storage, processing or transmittal of cardholder data on behalf of any Eligible Recipient, Supplier shall provide evidence of such Supplier Vendor’s compliance with PCI DSS to Ascension Health and shall provide evidence of ongoing compliance with PCI DSS to Ascension Health [*****]; provided that with respect to any subcontract regarding the storage, processing or transmittal of cardholder data between Supplier and such Supplier Vendor that is assigned to Supplier following [*****], Supplier’s obligation to comply with the foregoing clause will not commence until [*****]. If, during the Term, Supplier or any Supplier Vendor engaged in the collection or use of payment card data undergoes, or has reason to believe that it or any such Supplier Vendor will undergo, an adverse change in its certification or compliance status with PCI DSS, then Supplier will [*****] Ascension Health of such circumstances. Supplier shall not take any actions that compromise any Eligible Recipient’s ability to comply with PCI DSS. Supplier shall use Cardholder Data only for assisting in completing a card transaction, for fraud control services, or as specifically agreed to by Ascension Health, or as required by applicable Law. In the event of a breach or intrusion of or otherwise unauthorized access to Cardholder Data stored, processed or transmitted by, or on behalf of, Supplier, Supplier shall immediately notify Ascension Health, in writing, and provide Ascension Health or its designee, the Issuers, and the acquiring financial institution and their respective designees access to Supplier’s facilities and all pertinent records to conduct a review of Supplier’s compliance with these requirements. Supplier shall maintain appropriate business continuity procedures and systems to ensure security of Cardholder Data in the event of a disruption, disaster or failure of Supplier’s primary data systems which involve a risk to Cardholder Data. Supplier shall provide access to its security systems and procedures, as reasonably requested by Ascension Health or its designee. Supplier shall reasonably cooperate with respect to any reviews of their facilities and records provided for in this Section 13.2(e).

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(ii)    Subject to Exhibit 18, Supplier shall provide to Ascension Health (i) a PCI DSS Self-Assessment Questionnaire-D (“SAQ-D”) by no later than [*****]; and (ii) with respect to [*****], (A) to the extent required by PCI DSS, an annual Report on Compliance (“ROC”) [*****] or (B) if a ROC is not required by PCI DSS, a SAQ-D [*****]. As of May 1, 2021, PCI DSS sets out twelve (12) requirements (“PCI Requirements”) that are potentially applicable to Service Providers (as defined by PCI DSS). Any PCI Requirement with which Supplier is Non-Compliant (as defined by PCI DSS) will be addressed with management’s corrective action as soon as practicable, and Supplier shall advise Ascension Health regarding such actions.  Supplier shall provide Ascension Health with up-to-date action plans and other data reasonably requested by Ascension Health regarding the status of action plan efforts. Supplier’s failure to satisfy an applicable PCI Requirement in its annual ROC (to the extent applicable) will constitute a “PCI Deviation”; provided, however, notwithstanding anything to the contrary herein, a PCI Deviation will not be deemed to have occurred if such failure to comply with an applicable PCI Requirement cannot be reasonably remedied by Supplier and such failure is due to (x) the non-compliance or non-performance of a Third Party Contractor performing obligations on behalf of Ascension Health; or (y) the non-compliance or non-performance of an Eligible Recipient or Ascension Health in fulfilling its compliance obligations under PCI DSS.”
11.05A new Exhibit 18 ([*****]) attached hereto as Addendum 5 of this Amendment is hereby added to the MPSA.
12.Site Leads
12.01A new Section 8.2(d) (Site Leads) of the MPSA is hereby added as follows:
“Prior to transferring, reassigning or removing any direct report to any Site Lead, Supplier shall [*****]. In addition, Supplier shall designate an executive as a single point of coordination and escalation to work directly with the Ascension Health executive team on patient experience.”
13.Ascension Health Network
13.01The following sentence is hereby added to the end of Section 6.3(c) of the MPSA:
“As of May 1, 2021, Supplier shall comply with Ascension Health’s process for requesting access to the Ascension Health Network. [*****], Supplier shall provide Ascension Health with all information requested by Ascension Health that is necessary for Ascension Health to manage access to the Ascension Health Network by Supplier Personnel (e.g., name, email address, unique identifier). Supplier shall comply with all reasonable requests from Ascension Health regarding access controls to the Ascension Health Network, including mapping each individual device to individual Supplier Personnel users.”
14.Subcontractor; Intellectual Property
14.01The final sentence of Section 9.11(a) (Use of Subcontractors) of the MPSA is hereby deleted and replaced with the following:
“[*****], Supplier shall certify in writing that its Subcontractors are in compliance with applicable Ascension Health and or Eligible Recipient policies as they relate to the Services provided by such Subcontractor (e.g., that debt collector Subcontractors are in compliance with Ascension Health policies 9 and 16).”

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14.02Prior to [*****], the Parties agree to review the MPSA in good faith to (a) simplify the Subcontractor approval process, while maintaining all relevant controls currently specified therein; and (b) modernize the terms related to information security and each Party’s Intellectual Property Rights (e.g., to reflect the delivery of certain technologies as software-as-a-service).
15.Limitation of Liability
15.01Section 18.2(b) (Liability Cap) of the MPSA is hereby deleted in its entirety and replaced with the following:
“Except as provided in this Section 18.2, the total aggregate liability of either Party, for claims asserted by the other Party under or in connection with this Agreement, regardless of the form of the action or the theory of recovery, will be limited to [*****] per calendar year. For avoidance of doubt, this annual liability cap is an aggregate liability cap for this Agreement and all Supplements.”
16.AMITA
16.01Supplier and Ascension Health (as the sponsor of AMITA) agree that: (a) the term of the AMITA MPSA will be extended through April 30, 2031; (b) effective as of [*****], the Base Fees payable under the AMITA MPSA will be [*****] corresponding percentages set forth in Table 16.01 below [*****] (for the avoidance of doubt, the existing [*****] shall apply [*****]); (c) all other terms and conditions of this Amendment will be applied mutatis mutandis to the AMITA MPSA (including Addendum 5), provided that Section 8 (including Addendum 4) of this Amendment shall not apply to the AMITA MPSA, unless mutually agreed upon by the Parties; (d) AMITA will have the right [*****]; and (e) the liability cap under the AMITA MPSA will be [*****] per calendar year (as such capitalized terms are defined in the AMITA MPSA). Prior to [*****], Supplier and Ascension Health shall negotiate and enter into an amendment to the AMITA MPSA to be entered into among Supplier, Ascension Health, AMITA and Adventist to more fully reflect the foregoing agreement.
Table 16.01: AMITA MPSA [*****]

[*****]	AMITA Acute	AMITA Medical Group
[*****]	[*****]%	[*****]%
[*****]	[*****]%	[*****]%
[*****]	[*****]%	[*****]%
[*****]	[*****]%	[*****]%
[*****]	[*****]%	[*****]%
[*****]	[*****]%	[*****]%
[*****]	[*****]%	[*****]%
[*****] − End of the Term	[*****]%	[*****]%
17.Socially Just Wage and Benefits Policy
17.01The definitions of “Benefits Uplift” and “Socially Just Wage and Benefits Policy” in Section 2 of Exhibit 1 (Definitions) of the MPSA are deleted in its entirety. Attachment 13-A of the MPSA is deleted in its entirety.
17.02Section 7 of Exhibit 4-A (Benefits Uplift) of the MPSA is deleted in its entirety and replaced with “Intentionally Deleted”.
17.03Section 2.2 of Exhibit 13 (Right to Extend Offers to Discretionary Transition Employees) is deleted in its entirety and replaced with the following:

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“Notwithstanding the restrictions on solicitation and hiring set forth in Section 21.14 of the MPSA, Supplier shall have the right (but not the obligation) to interview and make offers of employment to any Discretionary Transition Employees. Supplier shall consider any Discretionary Transition Employees for employment pursuant to Supplier’s own selection and hiring process and at Supplier’s sole discretion, except as specifically set forth herein. Supplier acknowledges that it is encouraged by Ascension Health to adopt a market competitive wages and benefits policy.”
17.04The first paragraph of Section 2.3(b) of Exhibit 13 (Terms of Offer) is deleted in its entirety and replaced with the following:
“With regard to Transitioned Employees and all other Supplier Personnel providing Services, Supplier acknowledges that it is encouraged by Ascension Health to adopt a market competitive wages and benefits policy.”
17.05Section 2.3(b)(i) of Exhibit 13 is deleted in its entirety and replaced with the following:
“Each [*****] offer of employment [*****] shall: (x) be for full-time or part-time, [*****] employment with Supplier in a position comparable to the position that he or she held with Ascension Health or the applicable Eligible Recipient, as applicable; and (y) include initial base wages or salary not less than the Mandatory Transition Employee’s base wages or salary provided by Ascension Health or such Eligible Recipient immediately prior to the Supplement Effective Date, which shall not [*****].”
17.06Section 2.5(b) of Exhibit 13 (Employee Welfare Benefits Plans) is deleted in its entirety and replaced with the following:
“Each benefit-eligible Transitioned Employee, as determined by Ascension Health, shall be eligible on the first day of the month following his or her Employment Effective Date to participate in Supplier’s employee welfare benefit plans (“Welfare Plans”). Ascension Health or the applicable Eligible Recipient, as applicable, shall be responsible for the provision of benefits with respect to each Transitioned Employee during the month in which the Employment Effective Date occurs. Supplier further agrees that, in the event a transition of employment does not occur at the beginning of a calendar year, Supplier will either (at the sole discretion of the Supplier) (i) [*****] or (ii) [*****]. Ascension Health and the Eligible Recipients shall provide Supplier with the data necessary to make these [*****]. For the avoidance of doubt, such [*****] shall not apply with respect to any copays, coverage networks, carrier choices, or overall plan design of the Supplier’s health and welfare plans.”
17.07Section 2.5(c) of Exhibit 13 (Paid-Time-Off (PTO) (Vacation/Sick Leave)) is deleted in its entirety and replaced with the following:
“Supplier shall make available to each Transitioned Employee paid-time-off benefits for vacation and sick leave consistent with the Supplier’s applicable plans [*****], in each case beginning on his or her Employment Effective Date, with years of service of such Transitioned Employee determined in accordance with Section 2.5(a). Unless otherwise set forth in this Section 2.5, [*****].”
17.08The Parties acknowledge and agree that Sections 17.01 through 17.07 of this Amendment shall not result in any change in the Base Fee for Dependent Services or EMG Services.
18.Certain Definitions.
18.01The following definition shall be added to Exhibit 1:

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“In-Scope Shared Service Center” means any of the following departments or teams of Supplier (regardless of physical location): (i) Supplier’s Financial Clearance Center, (ii) Customer Service Center and (iii) care coverage department.
19.Miscellaneous
19.01The Parties agree and acknowledge that, except as otherwise expressly amended by this Amendment, (a) the MPSA remains in full force and effect according to its terms and conditions, (b) except as expressly set forth herein, this Amendment shall not affect any rights of a Party that accrued with respect to the MPSA prior to the Amendment Effective Date and (c) this Amendment shall not release a Party from any obligations, liabilities, or other claims that may have arisen under the MPSA prior to the Amendment Effective Date.
19.02This Amendment may be executed in several counterparts, all of which taken together will constitute one single agreement between the Parties.

[signature page follows]

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

Agreed to and Accepted by:

R1 RCM Inc.		Ascension Health (d/b/a Ascension Healthcare)

By:	/s/ John Sparby	By:	/s/ Elizabeth Foshage

Name:	John Sparby	Name:	Elizabeth Foshage

Title:	Executive Vice President and Chief Operating Officer	Title:	Executive Vice President and Chief Financial Officer, Ascension, on behalf of Ascension Health d/b/a Ascension Healthcare

Date:	April 30, 2021	Date:	April 30, 2021

    [Signature Page to Amendment No. 5]

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Addendum 1
Operating Metrics for Dependent Services

#	Metric	Weighting	Category	Target	Calculation	Numerator	Denominator	0% Target	100% Target
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Addendum 2

Exhibit 3
Service Levels

1.Definitions.
•“Measurement Window” means the time during, or frequency by, which a Service Level shall be measured. The Measurement Window shall be [*****], unless otherwise specified.
•“Root Cause Analysis” is the formal process, specified in the Policy and Procedures Manual, to be used by Supplier to diagnose problems at the lowest reasonable level so that corrective action can be taken that will eliminate, to the extent reasonably possible, repeat failures.
•“Service Level Default” means Supplier’s level of performance for a particular Service Level fails to meet the applicable Target Level during the applicable Measurement Window with respect to an applicable Eligible Recipient.
•“Service Level Effective Date” means, with respect to an Eligible Recipient, the date that a specific Service Level will be effective, measured and enforced in connection with such Eligible Recipient.
2.General.
2.1As of the commencement of Services by Supplier for an applicable Eligible Recipient (the Service Level Effective Date for the Service Levels with respect to such Eligible Recipient), or as otherwise specified in this Exhibit, Supplier will perform the Services so as to meet or exceed the Target Levels (as defined below) for the Service Levels; provided that (i) the Service Level Effective Date for Service Levels 3, 4, 5, 7, 9, 11 and 12 with respect to an Eligible Recipient receiving Dependent Services [*****] shall not commence until the applicable effective date corresponding to such Service Levels set forth in Amendment #5 to the MPSA, and (ii) notwithstanding anything to the contrary herein, with respect to any New ABM having a Commencement Date [*****], the Service Level Effective Date for all Service Levels shall not commence until the first day of the quarter [*****] of the applicable Commencement Date with respect to such New ABM, as applicable.
Supplier shall monitor, measure, collect, record and report to Ascension Health and the applicable Eligible Recipients its performance of the Services beginning on each applicable Service Level Effective Date.
2.2Supplier shall report to Ascension Health and the applicable Eligible Recipient its performance against such Service Levels for each Measurement Window.
2.3The Eligible Recipients will have the right to receive Service Level Credits in accordance with Section 7 below.
2.4Supplier shall provide Ascension Health and the applicable Eligible Recipient with the performance reporting for the Services as specified in Section 6 below and as set forth in Section 9.2 of the MPSA.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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2.5The Parties acknowledge and agree that, for purposes of this Agreement, the Service Level targets and metrics are intended to reflect rational and reasonable standards of performance in line with industry standards, but are not intended to be in the top quartile of performance standards; provided that the Parties may, in accordance with Article 5, mutually agree to increase any such targets or metrics during the Term to be in such top quartile.
2.6For the avoidance of doubt, all Service Levels, metrics, targets, and measurement standards shall be the same for all Eligible Recipients.
3.Service Level Criteria - Supplier will measure Supplier’s performance against the following Service Levels and report such results to the applicable Eligible Recipient.
3.1Service Level 1 - This Service Level will apply to all existing and new Supplier’s In-Scope Shared Service Centers that receive patient calls and will be composed of the following four (4) equally-weighted component (the “Service Level 1 Components”):
(a)In-Scope Shared Service Centers Mean Speed to Answer (Mean wait time, in seconds, to answer calls at Supplier’s In-Scope Shared Service Centers). This Service Level shall mean for a given Measurement Window for each Eligible Recipient, (a) the Aggregate Hold Time for such Eligible Recipient divided by (b) the number of calls to Supplier’s In-Scope Shared Service Centers for such Eligible Recipient for which the caller requested to speak with a Supplier representative during the Measurement Window. For purposes of calculating this Service Level, “Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to Supplier’s In-Scope Shared Service Centers for the applicable Eligible Recipient (including “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with a Supplier representative with respect to Supplier’s In-Scope Shared Service Centers for the applicable Eligible Recipient.
(b)Scheduling Mean Speed to Answer (Mean wait time, in seconds, to answer scheduling calls at scheduling departments owned or managed by Supplier). This Service Level shall mean for a given Measurement Window for each Eligible Recipient, (a) the Aggregate Hold Time for such Eligible Recipient divided by (b) the number of calls to the scheduling department owned or managed by Supplier for such Eligible Recipient for which the caller requested to schedule service with a Supplier representative during the Measurement Window. For purposes of calculating this Service Level, “Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to the scheduling department owned or managed by Supplier for the applicable Eligible Recipient (including “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with a Supplier representative with respect to the scheduling department owned or managed by Supplier for the Eligible Recipient.
(c)In-Scope Shared Service Centers Abandonment Rate. This Service Level shall mean for a given Measurement Window for each Eligible Recipient, (A) the number of calls to Supplier’s In-Scope Shared Service Centers with respect to such Eligible Recipient entering the queue that are abandoned after at least 20 seconds in the queue, divided by (B) the total number of inbound calls.
(d)Scheduling Abandonment Rate. This Service Level shall mean for a given Measurement Window for each Eligible Recipient, (A) the number of calls to Supplier’s scheduling department with respect to such Eligible Recipient entering the queue that are abandoned after at least 20 seconds in the queue, divided by (B) the total number of inbound calls.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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3.2Service Level 2 - Percentage of scheduled patients who have 100% Financial Clearance completion. This Service Level shall mean for a given Measurement Window for each Eligible Recipient (a) the number of patients (both inpatient and outpatient) who had an appointment at such Eligible Recipient’s facility which appointment (1) was scheduled 48 hours or more prior to such patient’s appointment, and (2) occurs during such Measurement Window and who had 100% Financial Clearance divided by (b) the number of patients, both inpatient and outpatient, who had an appointment at Eligible Recipient’s facility which appointment (1) was scheduled 48 hours or more prior to such patient’s appointment, and (2) occurs during such Measurement Window, expressed as a percentage. “Financial Clearance” shall mean that (i) contact has been made with the patient when applicable, (ii) the patient’s demographics have been confirmed and updated, (iii) the patient’s eligibility has been identified, and (iv) the requisite insurance authorization has been obtained.
3.3Service Level 3 - [*****].
3.4Service Level 4 - [*****].
3.5Service Level 5 - Patient Experience – Patient Survey Response.
(a)Metric. This Service Level metric shall mean, for any Eligible Recipient during any Measurement Window, each of (i) the Registration Survey Score and (ii) the PFSS Survey Score.
(b)Definitions. For purposes hereof, the following terms shall have the meanings ascribed to such terms below:
(1)“Registration Survey Score” shall mean, for any Eligible Recipient during any Measurement Window, the percentage of responses to the HCAHPS patient survey question “How would you rate the registration process, the initial process of signing in and filling out paperwork? (Excellent, Very Good, Good, Fair, Poor)” completed during such Measurement Window that indicate a score of “Excellent”.
(c)“PFSS Survey Score” shall mean, for any Eligible Recipient during any Measurement Window, the percentage of responses to Supplier’s survey question of “Please rate your satisfaction with today’s call (Satisfied, Neutral, Dissatisfied)” completed during such Measurement Period that indicate a score of “Satisfied,” minus “Dissatisfied”. For clarity, this Service Level includes surveys given to callers to Supplier’s Financial Clearance Center, Medical Financial Solutions division, Customer Service Unit and Care Coverage team. For purposes of measuring this Service Level, scores will be excluded for any Eligible Recipient that has less than thirty (30) survey responses during with Measurement Window.
3.6Service Level 6 – Credit AR Days. This Service Level shall mean for a given Measurement Window for each Eligible Recipient (a) the negative balance accounts receivable with respect to such Eligible Recipient as of the last day of the Measurement Window, divided by (b) the average daily GPSR with respect to such Eligible Recipient for such Measurement Window. Average daily GPSR is calculated by dividing the total GPSR for the applicable Measurement Window by the number of calendar days during such Measurement Window. The source data for measurement will be the Crowe RCA.
3.7Service Level 7 – Coding Quality. This Service Level will apply to Supplier Personnel and Subcontractors (including any computer-assisted coding vendor).

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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(a)    Metric. This Service Level shall mean, for any Measurement Window, the lower of the a) Inpatient DRG Coding Accuracy Score, (b) Inpatient Diagnosis Coding Accuracy Score, (c) Inpatient Procedure Coding Accuracy Score, (d) Outpatient Diagnosis “First Listed” Coding Accuracy Score, (e) Outpatient Diagnosis Coding Accuracy Score and (f) Outpatient Procedure Coding Accuracy Score.
(b)    Definitions
(i) “Inpatient DRG Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of cases within the Coding Audit for such Measurement Window for which the MS-DRGs or equivalent DRGs that impact payment do not require a re-assignment divided by (ii) the total number of cases within the Coding Audit.
(ii) “Inpatient Diagnosis Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of original ICD-10-CM diagnoses minus the number of ICD-10-CM codes that were changed (defined as replaced, deleted, or added) divided by (ii) the total number of original ICD-10-CM diagnoses within the coding audit with changes identified. Accuracy is reflected in the assignment of any secondary diagnosis to the extent such diagnosis impacts the DRG (APR or MS-DRG), SOI, ROM, or other identified quality requirements. Diagnoses outside of the identified criteria is not reflective of the Inpatient Diagnosis Coding Accuracy Score.
(iii) “Inpatient Procedure Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of original ICD-10-PCS procedure codes minus the number of ICD-10-PCS procedure codes that were changed (defined as replaced, deleted or added) divided by (ii) the total number of original ICD-10-PCS procedure codes within the coding audit.
(iv) “Outpatient Diagnosis/First Listed Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of cases within the Coding Audit for such Measurement Window for which the ICD10 – Primary Diagnoses do not require a change divided by (ii) the total number of cases within the Coding Audit for such Measurement Window.
(v) “Outpatient Diagnosis Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of original ICD-10-CM diagnoses minus the number of ICD-10-CM codes that were changed (defined as replaced, deleted, or added) divided by (ii) the total number of original ICD-10-CM diagnoses within the coding audit with changes identified. Accuracy is reflected in the assignment of any secondary diagnosis to the extent such diagnosis impacts the outpatient encounter related to chronic conditions, impacts the APC, or other identified quality requirements. Diagnoses outside of the identified criteria are not reflective of the Outpatient Diagnosis Coding Accuracy Score.
(vi) “Outpatient Procedure Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of original CPT/HCPCS procedure codes minus the number of CPT/HCPCS procedure codes that were changed (defined as replaced, deleted or added) divided by (ii) the total number of original CPT/HCPCS procedure codes within the coding audit.
(vii) “Coding Audit” shall mean:

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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(i) [*****], random sample-based quality assurance audits, conducted by or on behalf of Supplier, of the accuracy of the billing coding performed by Supplier coder. As part of this [*****], random sample-based audit, each Supplier coder shall be audited.
(ii) [*****], random sample-based quality assurance external audits, performed for Ascension Health, whether engaged by Ascension Health or Supplier.
1.With respect to each of the [*****], an external auditor will be engaged to conduct a random, sample-based audit of the [*****] audits referenced in (a) above. The purpose of this [*****], [*****], will be to confirm Supplier’s [*****] coder audits meet expectations. Supplier shall engage such auditor for [*****] and Ascension Health shall engage such auditor for [*****]. After [*****], the Parties shall reevaluate the scope and structure of any annual, random sample-based quality assurance external audits to be performed on a prospective basis.
2.For clarification, [*****], random sample-based audits will be deemed separate and distinct from the Parties’ individual or collective risk-based, focused Compliance audits, although such audits may be performed at or during the same period of time.
(iii)    Any auditing, including as done by external auditors, will utilize random or probability sampling commensurate with nationally-recognized audit standards and practices.
(iv)    Cases coded by a Transitioned Employee shall be subject to the Coding Audits only after such Transitioned Employee has been employed by Supplier for [*****]. Thereafter, Transitioned Employee Supplier coders shall be audited at [*****], consistent with the [*****] coding quality assurance audits noted in a) above.
(v)    In conducting the Coding Audits, Supplier shall use only personnel holding the following credentials: Auditors of inpatient coding records must have at least [*****] of hospital inpatient coding experience and auditors of outpatient coding records must have at least [*****] of hospital outpatient coding experience. Additionally, each coding auditor must have any one or more of the following credentials: (i) RHIA, (ii) RHIT, (iii) CCS, (iv) CPC, or (v) CIC.
(c)    Reporting. [*****] reporting provided for all areas including, a) Inpatient DRG Coding Accuracy Score, (b) Inpatient Diagnosis Coding Accuracy Score, (c) Inpatient Procedure Coding Accuracy Score, (d) Outpatient Diagnosis “First Listed” Coding Accuracy Score, (e) Outpatient Diagnosis Coding Accuracy Score and (f) Outpatient Procedure Coding Accuracy Score plus (g) the Gross Improper Payment Rate (IPR). Any measurement not meeting [*****]% accuracy requires a specific corrective action plan for identified opportunities, trends, and required action.
3.1Service Level 8 – Remittance Posting.
(a)Metric. This Service Level metric shall mean, for any Eligible Recipient during any Measurement Window, the absolute value of the quotient of (i) such Eligible Recipient’s Trailing Period Monthly Average Unposted Cash, divided by (ii) such Eligible Recipient’s Trailing Period Daily Average NPSR.
(b)Definitions. For purposes hereof, the following terms shall have the meanings ascribed to such terms below:

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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(1)“Trailing Period Monthly Average Unposted Cash” shall mean, for any Eligible Recipient, the result of (i) the sum of the aggregate amount of such Eligible Recipient’s Unposted Cash as of the last day of each of the most recent three months ended on or prior to the date of measurement, divided by (ii) 3.
(2)“Trailing Period Daily Average NPSR” shall mean, for any Eligible Recipient, the result of (i) the aggregate amount of net patient service revenue generated by the applicable Eligible Recipient during such Measurement Window (as indicated at the time of measurement by the Crowe RCA System), divided by (ii) the number of calendar days during such Measurement Window.
(3)“Unposted Cash” shall mean, for any Eligible Recipient, the sum of the balances of all cash deposits related to patient accounts that have not been posted or transferred; provided that certain unposted balances may be excluded by written agreement of the Parties in the event that Supplier did not have sufficient timely information to post or transfer such cash balances.
(c)Reporting.
(1)Supplier will provide Ascension Health leadership with access to Supplier’s dashboard reflecting daily Unposted Cash, real time cash posting progress and any escalation items.
(2)Section 2.4 and Section 6 and the data and reporting requirements of Section 2.5 of Exhibit 3 to the MPSA shall not apply with respect to this Service Level 8 – Remittance Posting. Ascension Health shall provide Supplier, within [*****] following the end of each month, with reports setting forth for each Eligible Recipient the Trailing Period Daily Average NPSR together with all supporting data reasonably necessary for Supplier to verify such amounts and calculations.
(d)Governance. The Parties will meet [*****] to discuss cash posting and reconciliation issues. The Parties agree to form a cash posting steering committee that will be responsible for oversight of cash and reconciliation issues and opportunities. The committee will have the power and duty to develop the future state of cash posting across Ascension Health.
3.2Service Level 9 – [*****].
3.3Service Level 10 – Transcription. This Service Level shall mean for a given Measurement Window for each Eligible Recipient the time that elapses from the time that the applicable dictated file for a patient with respect to such Eligible Recipient is available to Supplier until the time that the transcription of such file is completed and such time that the transcription is uploaded into the Eligible Recipient’s EMR or Supplier provides a printable form of such transcription.
3.4Service Level 11 – [*****].
3.5Service Level 12 - [*****].
4.Target Levels.
The target level for each of the Service Levels (“Target Level”) will be set as follows:

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a)Service Level 1 - The Target Level for each Service Level 1 Component for each applicable period will be set as follows:

Service Level 1 Component	[*****]	[*****]	[*****]	[*****]	On and after [*****]
In-Scope Shared Service Centers Mean Speed to Answer	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].
Scheduling Mean Speed to Answer (excluding Texas Ministries and Michigan Ministries)	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].
Scheduling Mean Speed to Answer (Texas Ministries and Michigan Ministries)	[*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].
In-Scope Shared Service Centers Abandonment Rate	Less than or equal to [*****]%	Less than or equal to [*****]%	Less than or equal to [*****]%	Less than or equal to [*****]%	Less than or equal to [*****]%
Scheduling Abandonment Rate	[*****].	[*****].	Less than or equal to [*****]%	Less than or equal to [*****]%	Less than or equal to [*****]%
“Texas Ministries” means Ascension Texas (f/k/a Seton Healthcare Family) and Providence Health Services of Waco.
“Michigan Ministries” means Borgess Health, Genesys Health System, St. John Providence Health System and St. Mary’s of Michigan and St. Joseph Health System.
For clarity, the Service Level 1 Component shall not be effective, measured or enforced for any of the periods set forth above during which no Target Level is available.
b)Service Level 2 - At least [*****]%.
c)Service Level 3 - As mutually agreed by the Parties.
d)Service Level 4 - As mutually agreed by the Parties.
e)Service Level 5 - The Target Level shall be: (i) for the Registration Survey Score, the Registration Survey Target (defined below) and (ii) for the PFSS Survey Score, [*****]%.
For purposes of calculating this Service Level, the “Registration Survey Target” (directly pertaining to the Registration Survey Score) shall mean:
(1) for each of the Eligible Recipients listed in the table below, the number set forth opposite such Eligible:

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Eligible Recipient	Registration Survey Target
St John Providence Health System (Detroit, MI),	[*****]%
Genesys Health System (Flint, MI)	[*****]%
Borgess Health (Kalamazoo, MI)	[*****]%
St Thomas Health (Nashville, TN)	[*****]%
St Vincent Health System (Jacksonville, FL),	[*****]%
Columbia St Mary’s Inc. (Milwaukee, WI)	[*****]%
St Mary’s of Michigan (Saginaw, MI)	[*****]%
St Vincent’s Health System (Birmingham, AL)	[*****]%
Providence Hospital (Mobile, AL)	[*****]%
Seton Healthcare Family (Austin, TX)	[*****]%
Providence Health Services (Waco, TX)	[*****]%
St. John Health System, Inc. of Tulsa (Tulsa, OK)	[*****]%
Via Christi Health of Wichita (Wichita, KS)	[*****]%
St. Vincent Hospital & Healthcare Center, Inc. (Indianapolis, IN)	[*****]%
Sacred Heart Health System, Inc. (Pensacola, FL)	[*****]%
Providence Rochester (Rochester, MI)	[*****]%
Ministry Health Care, Inc. (Wisconsin)	[*****]%
Wheaton Franciscan Healthcare (Wisconsin)	[*****]%
St. Agnes Hospital (Baltimore)	[*****]%
(2) for Binghamton and any New ABM, the Parties will jointly review responses to the HCAHPS patient survey questions for the period beginning six calendar quarters prior to the Commencement Date for such Eligible Recipient and will establish an appropriate Registration Survey Target. The Parties shall amend this Annex to update the table above as the Registration Survey Targets for such Eligible Recipients are calculated.
f)Service Level 6 – [*****] or less and compliance with CMS refund rules and regulations.
g)Service Level 7 – [*****]%. However, the Target Levels for (b) Inpatient Diagnosis Coding Accuracy Score, (c) Inpatient Procedure Coding Accuracy Score and (e) Outpatient Diagnosis Coding Accuracy Score will have a tiered approach to the [*****]% Target Level as follows:

Tier	Timeline	Target
1	[*****]	[*****]%
2	[*****]	[*****]%
3	[*****]	[*****]%
h)Service Level 8 – Less than or equal to [*****].
i)Service Level 9 – As mutually agreed by the Parties.
j)Service Level 10 –
a.[*****]% within [*****] (other than for discharge summaries)
b.[*****]% within [*****] (for discharge summaries)
c.[*****]% within [*****], other than in connection with:

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i.Queries to dictating medical staff: discrepancies within text of report, e.g., right/left, request to clarify proper clinician template use, distorted audio quality requiring physician decision on whether to re-dictate or fill in missing information, and incomplete or partial dictations;
ii.Queries to HIM staff: Missing patient information, signing or dictating physician, or date of service;
iii.Workflows for department of cardiology wherein scanned data is required from the hospital side to transcription to be typed into the report prior to upload;
iv.With respect to [*****], workflow for clinic dictations without HL7 registrations or hospital staff scan specific patient roster by day for accuracy of patient names and dates of service; or
v.Technical failures outside the reasonable control of Supplier, including with respect to eScription data center, inbound HL7 interface from hospital, or outbound EMR interface.
k)Service Level 11 – As mutually agreed by the Parties.
l)Service Level 12 – As mutually agreed by the Parties.
5.Changes to Existing Service Levels.
The number of Service Levels will not exceed twelve (12). The Parties will work in good faith during the twelve (12) months prior to the following effective dates to discuss any applicable revisions to the following aspects of the Service Level framework:
(a)effective as of [*****]: [*****];
(b)effective as of [*****]: [*****];
(c)effective as of [*****]: [*****]; and
(d)effective as of [*****]: [*****].
[*****], and may reflect or be derived from the following as mutually agreed upon information and factors:
–External benchmarks; and/or
–Then-current performance.
Any adjustment to any Service Level resulting from this Article 5 must be mutually agreed, shall apply prospectively only and shall not be applied to any period of time preceding the written agreement of the Parties with respect to such adjustment.
6.Measurement and Reporting.
6.1Supplier’s performance against the Service Levels will be measured for each Measurement Window as of the Service Level Effective Date (or, if later, the date Supplier assumes responsibility for the applicable Services in accordance with the Transition Plan).

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6.2Supplier will implement automated or other measurement and monitoring tools and procedures reasonably acceptable to Ascension Health to measure Supplier’s performance against the Service Levels in a manner and at a level of detail approved by Ascension Health. Supplier will provide Ascension Health and the applicable Eligible Recipient with access to up-to-date problem management data and other data reasonably requested by Ascension Health and the applicable Eligible Recipient regarding the status of failures and/or user inquiries.
6.3If Supplier fails to measure its performance with respect to a Service Level so that it is not possible to confirm whether the level of performance specified for the Service Level has been achieved for a given Measurement Window, then, unless such failure to measure was previously excused in writing by the applicable Eligible Recipient, such failure will be deemed a Service Level Default for the applicable Measurement Window.
6.4Supplier shall provide to the applicable Eligible Recipient, as part of Supplier’s monthly performance reports, a set of hard- and soft-copy reports to verify Supplier’s performance and compliance with the Service Levels where data is available monthly.
6.5Supplier shall provide detailed supporting information for each report to the applicable Eligible Recipient in machine-readable form suitable for use on a personal computer. The data and detailed supporting information shall be Ascension Health Confidential Information, and the applicable Eligible Recipient may access such information online, where technically feasible and permissible under Supplier’s applicable third party agreements, at any time.
7Service Level Credits.
7.1If Supplier fails to meet any Service Level, then Supplier will pay or credit Eligible Recipient for the amounts described below (each, a “Service Level Credit”). [*****]. Service Level Credits will be deemed to be reductions in the charges reflecting the impact on the Services as a result of the failure, and not as a penalty. If the Supplier’s performance relative to any one of the Service Levels does not achieve the Target Level during a particular Measurement Window, such failure shall be deemed a Service Level Default, and Supplier will perform the problem analysis described in Section 8. Supplier will also propose a corrective action plan to improve Supplier’s performance in the upcoming Measurement Window, subject to the applicable Eligible Recipient’s approval. Unless mutually agreed upon by the Supplier and Eligible Recipient, the measurement of Supplier’s performance for a Measurement Window will be completed no later than [*****] days after the completion of such Measurement Window.
7.2If the Supplier’s performance for a Service Level does not achieve the Target Level in a Measurement Window, resulting in a Service Level Default for such Service Level, Supplier shall apply a Service Level Credit for the applicable Eligible Recipient equal to the product of (i) [*****] percent ([*****]%) divided by the number Service Levels with respect to such Eligible Recipient that have commenced their respective Service Level Effective Date and for which this Exhibit contains both a metric (in Article 3) and a target (in Article 4), multiplied by (ii) [*****], which Service Level Credit shall be applied [*****] following the applicable Measurement Window (e.g., May 1 for a Service Level Default for the first quarter Measurement Window) for such Service Level Default.

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7.3If more than one Service Level has experienced a Service Level Default for a Measurement Window with respect to an Eligible Recipient, Supplier will apply the sum of the Service Level Credit amounts for each of the Service Levels with respect to such Eligible Recipient that had Service Level Defaults during such Measurement Window in the same manner as described in Section 7.3 above. There shall be, with respect to each Eligible Recipient, up to [*****] percent ([*****]%) of the [*****] at risk with respect to such Measurement Window (and Supplier shall in no event be liable for Service Level Credits in excess of such at risk amount).
    7.3.1     For Service Level 1, Supplier shall calculate and report performance separately for each of the four (4) Service Level 1 Components. If Supplier’s performance does not achieve the Target Level for any Service Level 1 Component, then the Service Level Credit to be applied will be proportional to the number of Target Levels not achieved, provided that with respect to the Scheduling Mean Speed to Answer component, to the extent applicable, the Service Level Credit will be further proportionally allocated between the Michigan Ministries and Texas Ministries, on the one hand, and other Eligible Recipients, on the other hand, based on cash collections during the applicable Measurement Period. For example, if Supplier does not achieve the In-Scope Shared Service Centers Mean Speed to Answer component, but meets the remaining Target Levels for the other three components, then Supplier shall apply [*****] percent ([*****]%) of the Service Level Credit for one Service Level Default calculated in accordance with Section 7.3 of Exhibit 3 for the applicable Eligible Recipient.
    7.3.2    For Service Level 5, Supplier shall calculate and report performance separately for each of: (i) the Registration Survey Score; (ii) the PFSS Survey Score for Supplier’s Financial Clearance Center; (iii) the PFSS Survey Score for Supplier’s Medical Financial Solutions division; (iv) the PFSS Survey Score for Supplier’s Customer Service Unit and (v) the PFSS Survey Score for Supplier’s Care Coverage team (each, a “Sub-Service Level”). If Supplier’s performance does not achieve the Target Level for any Sub-Service Level, then the Service Level Credit to be applied will be proportional to the number of the Target Levels not achieved. For example, if Supplier does not achieve the PFSS Survey Score for the Customer Service Unit, but meets the remaining Sub-Service Levels, then Supplier shall apply [*****] percent ([*****]%) of the Service Level Credit for one Service Level Default calculated in accordance with Section 7.3 of Exhibit 3 for the applicable Eligible Recipient.
7.4Except as otherwise expressly set forth in Section 20.1(b)(ii) of the MPSA, if Supplier’s performance on the Service Level that experienced a Service Level Default achieves the Target Level in the subsequent Measurement Window, the applicable Eligible Recipient will remit the previously paid applicable Service Level Credit on [*****] following the next Measurement Window (“Earnback”). However, if Supplier’s performance on such Service Level fails to achieve the Target Level during the next Measurement Window, Supplier will no longer have an opportunity to earn back the applicable Service Level Credit.
7.5The mechanism for applying Service Level Credits and Earnback credits to the [*****].
8Problem Analysis and Correction.

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Supplier shall promptly investigate and correct each failure to meet a Service Level, by (i) promptly investigating and reporting on the causes of the problem; (ii) providing a Root Cause Analysis of such failure as soon as practicable after such failure or at the Eligible Recipient’s request; (iii) correcting the problem as soon as practicable or coordinate the correction of the problem if Supplier does not have responsibility for the cause of the problem; (iv) advising the Eligible Recipient of the status of remedial efforts being undertaken with respect to such problem; (v) demonstrating that the causes of such problem have been or will be corrected on a prospective basis; and (vi) taking corrective actions to prevent any recurrence of such problem. Supplier shall complete the Root Cause Analysis as quickly as possible, but in all events within [*****], and shall notify such Eligible Recipient prior to the end of the [*****] as to the status of the Root Cause Analysis and the estimated completion date. The Parties shall report on Service Level Defaults at each meeting of the JRB, including any disputes regarding problem analysis and correction steps, and without limiting any obligations of the Parties to implement any other decision of the JRB, each Party shall promptly implement or facilitate implementation of any resolutions determined by the JRB (e.g., Supplier cooperating with any exercise of step-in rights by Ascension Health as required by Section 4.4 of the MPSA).
9Windfall Situations; Environmental Changes and Other Issues.
If any of the events described in Section 10.1 or Section 10.2 of Exhibit 4-A to the MPSA occurs, and such event significantly affects the Service Level measurement, Supplier’s performance under any Service Level (including the amount of resources required to maintain such performance) or Supplier’s ability to measure its performance with respect to any of the Service Levels, then either Party shall have the right to request that the other Party consider a fair and appropriate adjustment to the affected Service Levels and/or Target Levels. Upon such a request, the Parties will, in good faith, discuss the impact of such event on (i) Supplier’s performance under each such Service Level; (ii) the amount of resources required to maintain performance at or above the applicable Target Levels and (iii) Supplier’s ability to measure such Service Levels, with the outcome to equitably reflect the impact of such event(s).

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Addendum 3
Exhibit 4
Service Level Targets and Metrics

For clarity, any reference in this Exhibit 4 to a particular Section shall be deemed a reference to a Section within this Exhibit 4 unless otherwise stated. Capitalized terms used in this Exhibit 4 and not otherwise defined will have the meanings ascribed to such terms elsewhere in the Supplement or, if such terms are not defined in the Supplement, the MPSA.
1Definitions.
1.1“AMG-Wide Service Levels” means each of Service Level 1, Service Level 2, Service Level, 3, Service Level 4, Service Level 5, Service Level 9, Service Level 10, Service Level 11 and Service Level 12.
1.2“Current Service Levels” means the AMG-Wide Service Levels and the Group-Specific Service Levels listed in this Exhibit 4 as of the Supplement Effective Date.
1.3“Group-Specific Service Levels” means Service Level 6 and Service Level 8.
1.4“Measurement Window” means the time during, or frequency by, which a Service Level shall be measured. The Measurement Window shall be [*****], unless otherwise specified.
1.5“Root Cause Analysis” is the formal process, specified in the Policy and Procedures Manual, to be used by Supplier to diagnose problems at the lowest reasonable level so that corrective action can be taken that will eliminate, to the extent reasonably possible, repeat failures.
1.6“Service Level” means, with respect to this Supplement, any service level described in one of the following Sections (and any additional Service Levels agreed to by the Parties): Section 3.1 (“Service Level 1”), Section 3.2 (“Service Level 2”), Section 3.3 (“Service Level 3”), Section 3.4 (“Service Level 4”), Section 3.5 (“Service Level 5”), Section 3.6 (“Service Level 6”), Section 3.8 (“Service Level 8”), Section 3.9 (“Service Level 9”), Section 3.10 (“Service Level 10”), Section 3.11 (“Service Level 11”) and Section 3.12 (“Service Level 12”).
1.7“Service Level Default” means Supplier’s level of performance for a particular Service Level fails to meet the applicable Target Level for such Service Level during the applicable Measurement Window.
1.8“Service Level Effective Date” means, with respect to each Service Level as applied to a particular Eligible Medical Group, the date that such Service Level will be effective and enforced. For each Service Level, the Service Level Effective Date will be (i) for Service Levels 2, 5 and 6, [*****]; (ii) for Service Levels 3, 4, 5 (to the extent revised by the Parties), 9, 11 and 12, for which the applicable Service Level Effective Date is set forth in Amendment #5 to the MPSA; and (iii) for Service Level 1, 8 and 10, [*****].
1.9“SLA Measurement Commencement Date” means, with respect to each Service Level as applied to a particular Eligible Medical Group, the date that such Service Level will start to be measured, tracked, and recorded, which shall be the EMG Service Commencement Date for the EMG Service against which the applicable Service Level is applied.
2General.

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2.1As of the SLA Measurement Commencement Date, Supplier shall perform the EMG Services with the intention to meet or exceed the Target Levels (as defined below) for each of the Service Levels by its applicable Service Level Effective Date. For the avoidance of doubt, in no event shall Supplier be liable for any Service Level Default (including any Service Level Credits) with respect to any Service Level prior to its applicable Service Level Effective Date.
2.2Reserved.
2.3Supplier shall report to Ascension Health regarding Supplier’s performance against each of the Service Levels for each Measurement Window. All such reports shall provide information and data at a state-by-state level.
2.4Ascension Health will have the right to receive Service Level Credits to be applied against the [*****], in accordance with Section 7 below (subject to the last sentence of Section 2.1 above).
2.5Supplier shall provide Ascension Health with the performance reporting for the EMG Services as specified in Section 6 below and as set forth in Section 9.2 of the MPSA.
2.6As of the SLA Measurement Commencement Date for each Service Level and continuing throughout the duration of the Supplement Term, Supplier shall, in accordance with this Section 2.6, monitor, measure, collect, and record Supplier’s performance with respect to the metric applicable to each such Service Level. Commencing on the applicable Service Level Effective Date for each Service Level, the Target Levels with respect to such Service Level shall equal the applicable Target Level agreed pursuant to this Exhibit 4.
2.7The Parties acknowledge and agree that, for purposes of this Supplement, the Target Levels and Service Level metrics are intended to reflect rational and reasonable standards of performance in line with industry standards, but are not intended to be in the top quartile of performance standards; provided that the Parties may, in accordance with Section 5, mutually agree to increase any Target Levels or Service Level metrics during the Supplement Term to be in such top quartile.
2.8For the avoidance of doubt, all of the Current Service Levels, metrics, and measurement standards will be the same for each of the NRSC/Athena Group and the Epic Group.
3Service Level Criteria – Supplier will measure Supplier’s performance against the following Service Levels.
3.1Service Level 1 - This Service Level will apply to all existing and new Supplier In-Scope Shared Service Centers that receive patient calls and will be composed of the following two (2) equally-weighted components:

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a.In-Scope Shared Service Centers Mean Speed to Answer (mean wait time, in seconds, to answer calls at Supplier’s In-Scope Shared Service Centers). This Service Level shall mean, for a given Measurement Window, for the Eligible Medical Groups then-receiving Platform-Specific Services (as a whole), (a) the Aggregate Hold Time divided by (b) the number of calls to Supplier’s In-Scope Shared Service Centers for which the caller requested to speak with a Supplier representative during the Measurement Window. For purposes of calculating this Service Level, “Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to Supplier’s In-Scope Shared Service Centers for all of the Eligible Medical Groups then- receiving Platform-Specific Services collectively (including “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with a Supplier representative with respect to Supplier’s In-Scope Shared Service Centers for the Eligible Medical Groups then-receiving Platform-Specific Services (as a whole).
b.Scheduling Mean Speed to Answer (Mean wait time, in seconds, to answer scheduling calls at scheduling departments owned or managed by Supplier). This Service Level shall mean for a given Measurement Window for the Eligible Medical Groups (as a whole), (a) the Aggregate Hold Time for such Eligible Medical Groups divided by (b) the number of calls to the scheduling department owned or managed by Supplier for such Eligible Medical Groups for which the caller requested to schedule service with a Supplier representative during the Measurement Window. For purposes of calculating this Service Level, “Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to the scheduling department owned or managed by Supplier for the applicable Eligible Medical Group (including “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with a Supplier representative with respect to the scheduling department owned or managed by Supplier for the Eligible Medical Groups (as a whole).
3.2Service Level 2 – Notwithstanding anything to the contrary herein, the Parties agree that the following description, and the applicable Target Level set forth in Section 4 of this Exhibit, of Service Level 2 will be retroactively effective as of January 1, 2021:
Percentage of Completed Applications received will be processed in less than forty-five (45) days in compliance with Ascension Health policies and CMS Refund Rules and Regulations. This Service Level shall mean, for all Eligible Medical Groups receiving Platform-Specific Services (as a whole) during any Measurement Window, (a) the number of patients who have submitted Completed Applications for financial assistance that were received by Supplier during such Measurement Window for which, in accordance with Ascension Health Administrative Policy 601 – Billing and Collection Practices: (i) the application has been evaluated and a determination has been made to approve or deny the application; (ii) the patient has been notified of the determination; and (iii) Supplier has updated the Athena Platform or Epic Platform, if and as applicable, to adjust balances, within forty-five (45) days or less from Supplier’s receipt of the Completed Application, divided by (b) the number of patients who have submitted Completed Applications for financial assistance that were received by Supplier during such Measurement Window. “Completed Application” means an application for which all required information has been received, including supporting materials, in order for the application to be fully processed by Supplier.
3.3Service Level 3 - [*****].
3.4Service Level 4 [*****].

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3.5Service Level 5 - Notwithstanding anything to the contrary herein, the Parties agree that the following description, and the applicable Target Level set forth in Section 4 of this Exhibit, of Service Level 5 will be retroactively effective as of January 1, 2021:
Patient Experience – Patient Survey Response. This Service Level shall mean, for all Eligible Medical Groups (as a whole) during any Measurement Window, the percentage of responses to Supplier’s survey question of “Please rate your satisfaction with today’s call (Satisfied, Neutral, Dissatisfied)” completed during such Measurement Window that indicate a score of “Satisfied” minus “Dissatisfied”. This Service Level includes only surveys given to callers to Supplier’s Customer Service Unit. Supplier is currently piloting Financial Clearance Center services in the Indiana Medical Group Market and the Parties may agree to amend this Service Level to include surveys given to callers to Supplier’s Financial Clearance Center. Scores will exclude responses from any Eligible Medical Group that has less than thirty (30) completed surveys per Measurement Window. Scores will also exclude responses from any Eligible Medical Group until the calendar quarter immediately following the six (6) month anniversary of the date on which Patient Survey measurement capability becomes operational.
3.6Service Level 6 – Notwithstanding anything to the contrary herein, the Parties agree that the following description, and the applicable Target Level set forth in Section 4 of this Exhibit, of Service Level 6 will be retroactively effective as of January 1, 2021:
Credit AR Days. This Service Level means, for a given Measurement Window, for each of the NRSC/Athena Group and the Epic Group respectively, (a) the negative balance accounts receivable as of the last day of the Measurement Window, divided by (b) the Average Daily GPSR for such Measurement Window. “Average Daily GPSR” means, (x) the total GPSR for the applicable Measurement Window, divided by (y) the number of calendar days during such Measurement Window. With respect to the NRSC/Athena Group, the source data for measurement will be the Athena Platform. With respect to the Epic Group, the source data for measurement will be the Epic Platform.
3.7Intentionally Deleted.
3.8Service Level 8 - Remittance Resolution: Accountable Unpostables and Unposted Cash.
a.For the NRSC/Athena Group as a whole during any Measurement Window, this Service Level shall mean, each of the two equally weighted components:
i.The result of the following calculation expressed as a percentage:
(x) The result of the calculation as of the last day of each of the most recent three months ended on or prior to the date of measurement:(a) the number of NRSC Remittance Required Unpostables aged greater than [*****] days from the unpostable create date divided by (b) the total number of NRSC Remittance Required Unpostables appearing in the Unpostables dashboard;
divided by
(y) three (the result of such calculation, the “Average Aged >[*****] Remittance Required Percentage”).
ii.The result of the following calculation expressed as a percentage:

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(x) The result of the calculation as of the last day of each of the most recent three months ended on or prior to the date of measurement:(a) the number of total NRSC Unpostables aged greater than [*****] days from the unpostable create date divided by (b) the total number of NRSC Unpostables appearing in the Unpostables dashboard;
divided by
(y) three (the result of such calculation, the “Average Aged >[*****] Total Unpostables Percentage”).
“NRSC Unpostables” shall mean those NRSC appropriate groups from the Unpostables dashboard in the Athena Platform designated by the Parties to measure unidentified remittances that do not contain sufficient information for payments to be processed and posted.
b.For Eligible Medical Groups in the Epic Group: this Service Level shall mean, during any Measurement Window, the absolute value of the quotient of (i) the Trailing Period Monthly Average Unposted Cash (as defined below) as of the last day of such Measurement Window, divided by (ii) the Trailing Period Daily Average NPSR as of the last day of such Measurement Window. For purposes of the foregoing:
“Trailing Period Monthly Average Unposted Cash” shall mean, the result of (i) the sum of the aggregate amount of Unposted Cash as of the day before the last day of each of the most recent three month ended on or prior to the date of measurement, divided by (ii) three.
“Trailing Period Daily Average NPSR” shall mean, for the Epic Group, the result of (i) the aggregate amount of net patient service revenue generated by the Epic Group during such Measurement Window (as indicated at the time of measurement by the Epic System), divided by (ii) the number of calendar days during such Measurement Window.
“Unposted Cash” shall mean, for the Epic Group, the sum of the balances of all cash deposits related to patient accounts that have not been posted or transferred; provided that certain unposted balances may be excluded by written agreement of the Parties in the event that Supplier did not have sufficient timely information to post or transfer such cash balances.
c.Ascension Health shall provide Supplier with, or provide Supplier with direct access to, within [*****] following the end of each month, reports setting forth for the Epic Group (i) the Trailing Period Monthly Average Unposted Cash (including a detailed itemization of the applicable balances of each account holding Unposted Cash) and (ii) the Trailing Period Daily Average NPSR together with all supporting data reasonably necessary for Supplier to verify such amounts and calculations.  Additionally, Ascension Health shall provide (or cause the applicable Eligible Medical Groups to provide) Supplier with continuous, direct access to review the balances of each account holding Unposted Cash through Epic, or similar reporting applications.

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In the event that Ascension Health or any Eligible Medical Group changes the manner (including accounting methods, principles or procedures) in which Unposted Cash is accounted for, or changes any accounting methodology, principles or procedures related to the accounts holding Unposted Cash, then Service Level 8 shall be deemed to be of no effect whatsoever with respect to any such Eligible Medical Group for which such changes have been employed until such time as Supplier and Ascension Health agree on reasonable modifications to the metrics for Service Level 8 and the Target Level applicable thereto.
3.9Service Level 9. [*****].
3.10Service Level 10. This Service Level will apply to all existing and new Supplier In-Scope Shared Service Centers that receive patient calls and will be composed of the following two (2) equally-weighted components:
a.In-Scope Shared Service Centers Abandonment Rate. This Service Level shall mean, for a given Measurement Window, for the Eligible Medical Groups then-receiving Platform-Specific Services (as a whole), (A) the number of calls to Supplier’s In-Scope Shared Service Centers entering the queue that are abandoned after at least 20 seconds in the queue, divided by (B) the total number of inbound calls.
b.Scheduling Abandonment Rate. This Service Level shall mean, for a given Measurement Window, for the Eligible Medical Groups then-receiving Platform-Specific Services (as a whole), (A) the number of calls to the scheduling department owned or managed by Supplier entering the queue that are abandoned after at least 20 seconds in the queue, divided by (B) the total number of inbound calls.
3.11Service Level 11. [*****].
3.12Service Level 12. [*****].
4Target Levels.
The target level for each Service Level (“Target Level”) will be set as follows:
a)Service Level 1 – The Target Level for each component for each applicable period will be set as follows:

Component	[*****]	[*****]	[*****]	[*****]	On and after [*****]
In-Scope Shared Service Centers Mean Speed to Answer	[*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].
Scheduling Mean Speed to Answer	To be mutually agreed.	To be mutually agreed.	To be mutually agreed.	To be mutually agreed.	To be mutually agreed.
For clarity, the components of Service Level 1 shall not be effective, measured or enforced for any of the periods set forth above during which no Target Level is available.
b)Service Level 2 – [*****]%.
c)Service Level 3 – As mutually agreed by the Parties
d)Service Level 4 – As mutually agreed by the Parties
e)Service Level 5 – [*****]%.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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f)Service Level 6 – Less than or equal to [*****].
g)Service Level 8(a) – The Target Level for each component for each applicable period will be set as follows:

Component	[*****]	[*****]	On and after [*****]
Average Aged >[*****] Remittance Required Percentage	[*****].	Less than or equal to [*****].	Less than or equal to [*****].
Average Aged >[*****] Total Unpostables Percentage	[*****].	Less than or equal to [*****].	Less than or equal to [*****].
h)Service Level 8(b) – [*****].
i)Service Level 9 – As mutually agreed by the Parties
j)Service Level 10 – The Target Level for each component for each applicable period will be set as follows:

Component	[*****]	[*****]	[*****]	[*****]	On and after [*****]
In-Scope Shared Service Centers Abandonment Rate	[*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].
Scheduling Abandonment Rate	To be mutually agreed.	To be mutually agreed.	To be mutually agreed.	To be mutually agreed.	To be mutually agreed.
k)Service Level 11 – As mutually agreed by the Parties
l)Service Level 12 – As mutually agreed by the Parties
5Changes to Existing Service Levels.
The number of Service Levels will not exceed eleven (11). The Parties will work in good faith during the twelve (12) months prior to the following effective dates to discuss any applicable revisions to the following aspects of the Service Level framework for EMG Services:
(a)effective as of [*****]: [*****];
(b)effective as of [*****]: [*****];
(c)effective as of [*****]: [*****]; and
(d)effective as of [*****]: [*****].
The baseline reset methodology to be discussed will allow [*****] each Service Level to [*****], and may reflect or be derived from the following as mutually agreed upon information and factors:
–External benchmarks; and/or
–Then-current performance.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Any adjustment to any Service Level resulting from this Section 5 must be mutually agreed, shall apply prospectively only and shall not be applied to any period of time preceding the written agreement of the Parties with respect to such adjustment.
6Measurement and Reporting.
6.1Supplier’s performance against the Service Levels will be measured for each Measurement Window as of the Service Level Effective Date for such Service Level.
6.2Supplier will implement automated or other measurement and monitoring tools and procedures reasonably acceptable to Ascension Health to measure Supplier’s performance against the Service Levels in a manner and at a level of detail approved by Ascension Health. Supplier will provide Ascension Health and the Eligible Medical Groups then-receiving EMG Services with access to up-to-date problem management data and other data reasonably requested by Ascension Health regarding the status of failures and/or user inquiries.
6.3If Supplier fails to measure its performance with respect to a Service Level so that it is not possible to confirm whether the level of performance specified for the Service Level has been achieved for a given Measurement Window (including if and to the extent the Parties are unable to timely agree upon the Target Levels), then, unless such failure to measure was previously excused in writing by Ascension Health, such failure will be deemed a Service Level Default for the applicable Measurement Window.
6.4Supplier shall provide to the Eligible Medical Groups then-receiving EMG Services, as part of Supplier’s monthly performance reports, a set of hard- and soft-copy reports to verify Supplier’s performance and compliance with the Service Levels where data is available monthly.
6.5Supplier shall provide detailed supporting information for each report to the Eligible Medical Groups then- receiving EMG Services in machine-readable form suitable for use on a personal computer. The data and detailed supporting information shall be Ascension Health Confidential Information, and the applicable Eligible Medical Groups may access such information online, where technically feasible and permissible under Supplier’s applicable third party agreements, at any time.
7Service Level Credits.
7.1If Supplier fails to meet any Service Level, then Supplier will pay or credit Ascension Health for the amounts described below (each, a “Service Level Credit”). [*****]. Service Level Credits will be deemed to be reductions in the charges reflecting the impact on the Services as a result of the failure, and not as a penalty.
7.2If Supplier’s performance relative to any one of the Service Levels does not achieve the Target Level during a particular Measurement Window, such failure shall be deemed a Service Level Default, and Supplier will perform the problem analysis described in Section 8. Supplier will also propose a corrective action plan to improve Supplier’s performance in the upcoming Measurement Window, subject to the approval of the affected Eligible Medical Groups. Unless mutually agreed upon by Supplier and the affected Eligible Medical Groups, the measurement of Supplier’s performance for a Measurement Window will be completed no later than [*****] days after the completion of such Measurement Window.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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7.3Calculation of AMG-Wide Service Level Credits. With respect to each of the AMG-Wide Service Levels, if Supplier’s performance within a Measurement Window for such Service Level does not achieve the applicable Target Level, resulting in a Service Level Default for such Service Level, then Supplier shall apply a Service Level Credit equal to the product of (i) [*****] percent ([*****]%) divided by the number of Service Levels then in effect, multiplied by (ii) [*****] for such Measurement Window, which Service Level Credit shall be applied on the [*****] following the applicable Measurement Window (e.g., May 1 for a Service Level Default for the first quarter Measurement Window) for such Service Level Default. If more than one AMG-Wide Service Level has experienced a Service Level Default for any Measurement Window, Supplier will apply the sum of the Service Level Credit amounts for each of the AMG-Wide Service Levels that had Service Level Defaults during such Measurement Window as described in this Section 7.3. There shall be up to [*****] percent ([*****]%) of the [*****] at risk with respect to such Measurement Window (excluding any portion of [*****], has not been payable by Ascension Health for at least [*****]), and Supplier shall in no event be liable for Service Level Credits in excess of such at-risk amount with respect to AMG-Wide Service Levels.
7.3.1 For any Service Levels 1, 8 and 10, Supplier shall calculate and report performance separately for each component, as applicable. If Supplier’s performance does not achieve the Target Level for any component, then the Service Level Credit to be applied will be proportional to the number of the Target Levels not achieved. For example, with respect to Service Level 1, if Supplier does not achieve the In-Scope Shared Service Centers Mean Speed to Answer component, but meets the Scheduling Mean Speed to Answer component, then Supplier shall apply fifty percent (50%) of the Service Level Credit for one Service Level Default calculated in accordance with Section 7.3 of this Exhibit.
7.4Calculation of Group-Specific Service Level Credits. With respect to each of the Group-Specific Service Levels, if Supplier’s performance within a Measurement Window for such Service Level for the NRSC/Athena Group or the Epic Group does not achieve the applicable Target Level, resulting in a Service Level Default for such Service Level with respect to the NRSC/Athena Group or the Epic Group (as applicable), then Supplier shall apply a Service Level Credit equal to the product of (i) [*****] divided by the number of Service Levels then in effect with respect to the NRSC/Athena Group or the Epic Group (as applicable), multiplied by (ii) [*****], for such Measurement Window, which Service Level Credit shall be applied on the [*****] following the applicable Measurement Window (e.g., May 1 for a Service Level Default for the [*****]) for such Service Level Default. If more than one Group-Specific Service Level within the NRSC/Athena Group or the Epic Group (as applicable) has experienced a Service Level Default for any Measurement Window, Supplier will apply the sum of the Service Level Credit amounts for each such Group-Specific Service Level that had Service Level Defaults during such Measurement Window as described in this Section 7.4. There shall be up to [*****] percent ([*****]%) of the [*****], at risk with respect to such Measurement Window (excluding, with respect to [*****], any portion of [*****], has not been payable by Ascension Health for at least [*****]), and Supplier shall in no event be liable for Service Level Credits in excess of such at-risk amount with respect to Group-Specific Service Levels.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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7.5Except as otherwise expressly set forth in Section 20.1(b)(ii) of the MPSA, if Supplier’s performance on the Service Level that experienced a Service Level Default achieves the Target Level in the subsequent Measurement Window, Ascension Health will remit the previously paid applicable Service Level Credit on the [*****] following the next Measurement Window (“Earnback”). However, if Supplier’s performance on such Service Level fails to achieve the Target Level during the next Measurement Window, Supplier will no longer have an opportunity to earn back the applicable Service Level Credit.
7.6The mechanism for applying Service Level Credits and Earnback credits to the [*****].
8Problem Analysis and Correction.
Supplier shall promptly investigate and correct each failure to meet a Service Level, by (i) promptly investigating and reporting on the causes of the problem; (ii) providing a Root Cause Analysis of such failure as soon as practicable after such failure or at the request of the affected Eligible Medical Groups; (iii) correcting the problem as soon as practicable or coordinate the correction of the problem if Supplier does not have responsibility for the cause of the problem; (iv) advising the affected Eligible Medical Groups of the status of remedial efforts being undertaken with respect to such problem; (v) demonstrating that the causes of such problem have been or will be corrected on a prospective basis; and (vi) taking corrective actions to prevent any recurrence of such problem. Supplier shall complete the Root Cause Analysis as quickly as possible, but in all events within [*****], and shall notify such affected Eligible Medical Groups prior to the end of the [*****] as to the status of the Root Cause Analysis and the estimated completion date. The Parties shall report on Service Level Defaults at each meeting of the JRB, including any disputes regarding problem analysis and correction steps, and without limiting any obligations of the Parties to implement any other decision of the JRB, each Party shall promptly implement or facilitate implementation of any resolutions determined by the JRB (e.g., Supplier cooperating with any exercise of step-in rights by Ascension Health as required by Section 4.4 of the MPSA).
9Windfall Situations; Environmental Changes and Other Issues.
If any of the events described in Section 8.1 or Section 8.2 of Exhibit 2 to the Supplement occur, and such event significantly affects the Service Level measurement, Supplier’s performance under any Service Level (including the amount of resources required to maintain such performance) or Supplier’s ability to measure its performance with respect to any of the Service Levels, then either Party shall have the right to request that the other Party consider a fair and appropriate adjustment to the affected Service Levels and/or Target Levels. Upon such a request, the Parties will, in good faith, discuss the impact of such event on (i) Supplier’s performance under each such Service Level; (ii) the amount of resources required to maintain performance at or above the applicable Target Levels and (iii) Supplier’s ability to measure such Service Levels, with the outcome to equitably reflect the impact of such event(s).
With respect to the NRSC/Athena Group, in the event that the Athena Platform experiences any outage, bugs or other support issue not attributable to Supplier that materially affects Supplier’s ability to meet any Service Levels, as applicable (“Athena Support Issue”), Ascension Health shall promptly work to resolve the Athena Support Issue. Until such time that the Athena Support Issue is resolved or a reasonable work around is implemented that eliminates the adverse effect of the Athena Support Issue on the NRSC/Athena Group and Supplier, the impacted Service Levels, as applicable, will be calculated as if failure to meet such Service did not occur due to the Athena Support Issue.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Addendum 4

Annex 1
Patient Experience

The Parties agree as follows with respect to Patient/Consumer Experience within Acute Care:
•Supplier shall, over time, [*****] to co-develop with Ascension Health technology and service design capabilities, focused on optimizing consumer and provider experience, as will be further set forth in a separate collaboration agreement and any applicable product requirement documents/statements of work agreed between the Parties. It is Supplier’s intent to include, as part of this collaboration, a defined investment into Ascension Health’s Digital Studio division to support development activities. The foregoing investments are contingent on Ascension Health’s commitment to roll out and utilize such provider experience platform and state of the art service recovery technology.
•Supplier will [*****]. Supplier will [*****].
•[*****]:
◦[*****]; and
◦[*****].
•Through December 31, 2027, Supplier (or through its partners, currently VisitPay or RevSpring) will become the exclusive provider of patient pay experience technology for Eligible Recipients (e.g., Acute Care and AMG). Without limitation of Ascension Health’s rights to in-source such Services under the MPSA, such exclusivity would continue for each calendar year during the Term thereafter, unless, by July 1 prior to the start of the then-upcoming calendar year, Ascension Health reasonably determines [*****].
•As part of the foregoing deployments, Supplier will provide a complete standardized operating system of methods, analytics and operating rigor, in addition to technology.
The Parties agree as follows with respect to Patient/Consumer Experience within AMG:
•Following the execution of the Amendment, Supplier and Ascension Health will work together in good faith to [*****] as the potential standard technologies to be deployed for this care setting [*****]. [*****] will be documented in a [*****] ~~t~~o be agreed upon by both parties (it being acknowledged that to the extent [*****] to achieve the [*****], the Parties will mutually agree on how such [*****] efforts will be undertaken (e.g., [*****] or whether Supplier will be solely responsible for such efforts)). Supplier will have no more than twenty-four (24) months [*****] (“AMG Exclusivity Period”) to [*****] technology solutions. During the AMG Exclusivity Period, Ascension Health shall not enter into a new arrangement with any third party regarding the provision of digital engagement tools for [*****] for Eligible Medical Groups, unless Ascension Health determines, in good faith, that Supplier is not able to [*****] technology solutions prior to the conclusion of the AMG Exclusivity Period. In the event that the AMG Exclusivity Period expires, the Parties acknowledge that they may mutually agree to further evaluate the provision of Supplier’s technology solutions for the patient experience within AMG at a later date.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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•If Supplier [*****]:
•[*****];
•[*****]; and
•[*****].
[*****]:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]
For further clarity, Supplier does not intend to offer or displace any technology or services provided by [*****] that cannot be excised from the bundled arrangement between Ascension Health and [*****]. Ascension Health will not be required to use, and no exclusivity obligation will apply with respect to, such technology or services provided by [*****]. Similarly, the AMG Exclusivity Period will not apply to solutions whose primary purpose is not related to [*****].
The Parties intend to effect deployments in the Acute Care setting in 2021 (except for deployments of order and scheduling solutions where an underlying EHR conversion makes such timeline unachievable) and deployments in the AMG setting in 2022 (to the extent the Parties agree to use Supplier’s technology solutions for AMG).
In order to optimize fit with Ascension Health’s enterprise technology architecture and objectives for the consumer experience:
•Supplier will continue to invest in service-oriented architecture and will work in good faith to establish a broad set of capabilities available to Ascension Health’s user interface via APIs or other mechanisms and integrating data bidirectionally with Ascension Health’s data warehouses and/or CRM tools as applicable, such that the majority of the front-end consumer journey is supported by API architecture.
•The Parties will routinely and jointly review technology road maps, providing mutual transparency in support of one another’s ability to plan technology deployments, API integrations, and other collaborations with the goal of a superior patient and consumer experience.
•[*****].
For clarity, the Service Levels that will apply to such new scope of Services will be agreed as contemplated by Addendum 2 and Addendum 3 to Amendment #5 to the MPSA.

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Addendum 5
Exhibit 18
[*****]
[*****]
[*****]. [*****]:

[*****]	[*****]		[*****]
[*****]	[*****]		[*****]
[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]		[*****]
[*****]
[*****]. [*****].
[*****]:

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****].

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.